Exhibit 99.2

Q1 2022 SUPPLEMENTAL

FORWARD-LOOKING STATEMENTS COMPANY OVERVIEW Forward-looking statements involve known and 3 unknown risks, uncertainties and other factors that Company Information 3 may cause the actual results of the Company or future events to differ materially from those expressed in or underlying such forward-looking statements, including without limitation: Normalized FFO per share; FINANCIAL INFORMATION expected payout ratio; the amount of acquisitions of healthcare real estate, if any; Net Debt to EBITDA; Reconciliation of Net Income to Funds from Operations 6 portfolio diversification; capital markets conditions;
the repayment of debt arrangements; statements Debt Summary 7 concerning the additional income to the Company as 6 a result of ownership interests in certain hospital oper- Pro Forma Net Debt /Annualized Adjusted EBITDA 8 ations and the timing of such income; the payment of future dividends, if any; completion of additional debt arrangements and additional investments; national and international economic, business, real estate and PORTFOLIO INFORMATION other market conditions; the competitive environment in which the Company operates; the execution of the Pro Forma Lease and Loan Maturity Schedule 9 Company’s business plan; financing risks; the Company’s ability to maintain its status as a REIT for federal
Total Pro Forma Gross Assets and Adjusted Revenue income tax purposes; acquisition and development risks; potential environmental and other liabilities;
9 by Asset Type, Operator, State and Country 10 potential impact from COVID-19 on our tenants/bor-
rowers and the related impact to us; and other factors
EBITDARM to Rent Coverage 13 affecting the real estate industry generally or health-care real estate in particular. For further discussion of
Summary of Investments and Development Projects 14 the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31,
2021, and as updated by the Company’s subsequently FINANCIAL STATEMENTS filed Quarterly Reports on Form 10-Q and other SEC filings. Except as otherwise required by the federal
Consolidated Statements of Income 15 securities laws, the Company undertakes no obligation to update the information in this report.
Consolidated Balance Sheets 16
Certain information in the supplemental package
15 Investments in Unconsolidated Real Estate may be shown pro forma for transactions completed subsequent to period end and the consummation of Joint Ventures 17 pending transactions, including leasing five facilities in
Utah to a new tenant. The pro forma adjustments are
Investments in Unconsolidated Operating Entities 18 based upon available information and assumptions that we believe are reasonable. There is no assurance
Unconsolidated Real Estate Joint Venture Details 19 that any pending transactions will occur.Copper Springs East—Gilbert, Arizona.

COMPANY OVERVIEW
M edical Properties Trust, Inc. is a self-advised MPT’s financing model facilitates acquisitions real estate investment trust formed in and recapitalizations and allows operators 2003 to acquire and develop net-leased hospital of hospitals to unlock the value of their real facilities. From its inception in Birmingham, estate assets to fund facility improvements, Alabama, the Company has grown to become one technology upgrades and other investments of the world’s largest owners of hospitals. in operations.
As of March 31, 2022.
440 53 ~46,000 32 10
properties operators beds U. S. states countries
MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2022 3

COMPANY OVERVIEW
MPT OFFICERS:
From the Left: Charles R. Lambert, Emmett E. McLean, R. Lucas Savage, Edward K. Aldag, Jr., R. Steven Hamner, Rosa H. Hooper and J. Kevin Hanna.
Officers
Edward K. Aldag, Jr. Chairman, President and Chief Executive Officer R. Steven Hamner Executive Vice President and Chief Financial Officer
Emmett E. McLean Executive Vice President, Chief Operating Officer and Secretary J. Kevin Hanna Vice President, Controller and Chief Accounting Officer
Rosa H. Hooper Vice President, Managing Director of Asset Management and Underwriting R. Lucas Savage Vice President, Head of Global Acquisitions Charles R. Lambert Vice President, Treasurer and Managing Director of Capital Markets
Board of Directors Corporate Headquarters
Edward K. Aldag, Jr. G. Steven Dawson
Medical Properties Trust, Inc.
R. Steven Hamner 1000 Urban Center Drive, Suite 501 Caterina A. Mozingo Birmingham, AL 35242
Emily W. Murphy
(205) 969-3755
Elizabeth N. Pitman
D. Paul Sparks, Jr. (205) 969-3756 (fax)
Michael G. Stewart www.medicalpropertiestrust.com
C. Reynolds Thompson, III
MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2022 4

COMPANY OVERVIEW

INVESTOR RELATIONS

Drew Babin

Senior Managing Director of Corporate Communications
(646) 884-9809 dbabin@medicalpropertiestrust.com

Tim Berryman

Managing Director of Investor Relations
(205) 397-8589 tberryman@medicalpropertiestrust.com

Transfer Agent

American Stock Transfer and Trust Company

6201 15th Avenue
Brooklyn, NY 11219

Stock Exchange Listing and Trading Symbol

New York Stock Exchange (NYSE): MPW

MPW LISTED NYSE

Senior Unsecured Debt Ratings

Moody's – Ba1
Standard & Poor's – BBB-



Cheadle Royal Hospital - Manchester, United Kingdom

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2022 5

FINANCIAL INFORMATION
RECONCILIATION OF NET INCOME TO FUNDS FROM OPERATIONS
(Unaudited)
(Amounts in thousands, except per share data)
For the Three Months Ended
March 31, 2022 March 31, 2021
FFO INFORMATION:
Net income attributable to MPT common stockholders $ 631,681 $ 163,783 Participating securities’ share in earnings (402) (370)
Net income, less participating securities’ share in earnings $ 631,279 $ 163,413
Depreciation and amortization 99,459 88,536 Gain on sale of real estate and other, net (451,638) (989)
Funds from operations $ 279,100 $ 250,960
Write-off (recovery) of straight-line rent and other 2,604 (5,238) Non-cash fair value adjustments (8,023) (4,065) Debt refinancing and unutilized financing costs 8,816 2,269
Normalized funds from operations $ 282,497 $ 243,926
Share-based compensation 11,804 12,264 Debt costs amortization 5,613 4,009 Rent deferral, net (3,716) 803 Straight-line rent revenue and other (77,333) (67,275)
Adjusted funds from operations $ 218,865 $ 193,727
PER DILUTED SHARE DATA:
Net income, less participating securities’ share in earnings $ 1.05 $ 0.28 Depreciation and amortization 0.17 0.15 Gain on sale of real estate and other, net (0.75) -
Funds from operations $ 0 .47 $ 0 .43
Write-off (recovery) of straight-line rent and other — (0.01) Non-cash fair value adjustments (0.01) -Debt refinancing and unutilized financing costs 0.01 -
Normalized funds from operations $ 0 .47 $ 0 .42
Share-based compensation 0.02 0.02 Debt costs amortization 0.01 0.01 Rent deferral, net (0.01) -Straight-line rent revenue and other (0.12) (0.11)
Adjusted funds from operations $ 0 .37 $ 0 .34
Notes:
(A) Certain line items above (such as depreciation and amortization) include our share of such income/expense from unconsolidated joint ventures. These amounts are included with the activity of all of our equity interests in the “Earnings from equity interests” line on the consolidated statements of income.
(B) Investors and analysts following the real estate industry utilize funds from operations, or FFO, as a supplemental performance measure. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assumes that the value of real estate diminishes predictably over time. We compute FFO in accordance with the definition provided by the National Association of Real Estate Investment Trusts, or Nareit, which represents net income (loss) (computed in accordance with GAAP), excluding gains (losses) on sales of real estate and impairment charges on real estate assets, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.
In addition to presenting FFO in accordance with the Nareit definition, we also disclose normalized FFO, which adjusts FFO for items that relate to unanticipated or non-core events or activities or accounting changes that, if not noted, would make comparison to prior period results and market expectations less meaningful to investors and analysts. We believe that the use of FFO, combined with the required GAAP presentations, improves the understanding of our operating results among investors and the use of normalized FFO makes comparisons of our operating results with prior periods and other companies more meaningful. While FFO and normalized FFO are relevant and widely used supplemental measures of operating and financial performance of REITs, they should not be viewed as a substitute measure of our operating performance since the measures do not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, which can be significant economic costs that could materially impact our results of operations. FFO and normalized FFO should not be considered an alternative to net income (loss) (computed in accordance with GAAP) as indicators of our results of operations or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity.
We calculate adjusted funds from operations, or AFFO, by subtracting from or adding to normalized FFO (i) non-cash revenue, (ii) non-cash share-based compensation expense, and (iii) amortization of deferred financing costs. AFFO is an operating measurement that we use to analyze our results of operations based on the receipt, rather than the accrual, of our rental revenue and on certain other adjustments. We believe that this is an important measurement because our leases generally have significant contractual escalations of base rents and therefore result in recognition of rental income that is not collected until future periods, and costs that are deferred or are non-cash charges. Our calculation of AFFO may not be comparable to AFFO or similarly titled measures reported by other REITs. AFFO should not be considered as an alternative to net income (calculated pursuant to GAAP) as an indicator of our results of operations or to cash flow from operating activities (calculated pursuant to GAAP) as an indicator of our liquidity.
MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2022 6

FINANCIAL INFORMATION

(As of March 31, 2022)
($ amounts in thousands)

DEBT MATURITIES

Year	Senior Unsecured Notes	Term Loans/Revolver	Total Debt	% of Total
2022	$ -	$ -	$ -	0.0%
2023	525,520	-	525,520	5.2%
2024	-	1,429,259	1,429,259	14.0%
2025	553,350	919,660	1,473,010	14.5%
2026	1,710,250	200,000	1,910,250	18.8%
2027	1,400,000	-	1,400,000	13.7%
2028	788,280	-	788,280	7.7%
2029	900,000	-	900,000	8.8%
2030	459,830	-	459,830	4.5%
2031	1,300,000	-	1,300,000	12.8%
Totals	**$ 7,637,230**	**$ 2,548,919**	**$ 10,186,149**	**100.0%**

DEBT BY LOCAL CURRENCY

	Senior Unsecured Notes	Term Loans/Revolver	Total Debt	% of Total
United States	$ 4,100,000	$ 530,000	$ 4,630,000	45.5%
United Kingdom	2,430,530	919,660	3,350,190	32.9%
Australia	-	897,840	897,840	8.8%
Europe	1,106,700	201,419	1,308,119	12.8%
Totals	**$ 7,637,230**	**$ 2,548,919**	**$ 10,186,149**	**100.0%**

DEBT SUMMARY

Debt Instrument	Rate Type	Rate	Balance
2024 Credit Facility Revolver	Variable	1.200% - 1.650%	$ 531,419
2026 Term Loan	Variable	1.900%	200,000
2.550% Notes Due 2023 (£400M) (A)	Fixed	2.550%	525,520
2024 AUD Term Loan (A$1.2B) (A)	Fixed (B)	2.450%	897,840
3.325% Notes Due 2025 (€500M) (A)	Fixed	3.325%	553,350
2025 GBP Term Loan (£700M) (A)	Fixed (C)	1.949%	919,660
0.993% Notes Due 2026 (€500M) (A)	Fixed	0.993%	553,350
5.250% Notes Due 2026	Fixed	5.250%	500,000
2.500% Notes Due 2026 (£500M) (A)	Fixed	2.500%	656,900
5.000% Notes Due 2027	Fixed	5.000%	1,400,000
3.692% Notes Due 2028 (£600M) (A)	Fixed	3.692%	788,280
4.625% Notes Due 2029	Fixed	4.625%	900,000
3.375% Notes Due 2030 (£350M) (A)	Fixed	3.375%	459,830
3.500% Notes Due 2031	Fixed	3.500%	1,300,000
			$ 10,186,149
Debt issuance costs and discount			(68,160)
	Weighted average rate	**3.272%**	**$ 10,117,989**

RATE TYPE AS PERCENTAGE OF TOTAL DEBT



Variable
7.2%
Fixed
92.8%

(A) Non-USD denominated debt converted to U.S. dollars at March 31, 2022.
(B) We entered into an interest rate swap transaction, effective July 3, 2019, to fix the interest rate to 2.450% for the duration of the loan.
(C) We entered into an interest rate swap transaction, effective March 6, 2020, to fix the interest rate to 1.949% for the duration of the loan.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2022
7

FINANCIAL INFORMATION
PRO FORMA NET DEBT / ANNUALIZED ADJUSTED EBITDA
(Unaudited)
(Amounts in thousands)
For the Three Months Ended March 31, 2022
Net income attributable to MPT common stockholders $ 631,681 Pro forma adjustments for investment activity (A) (22,566) Pro forma net income $ 609,115
Add back:
Interest (B) 89,428 Depreciation and amortization (B) 96,914 Share-based compensation 11,804 Gain on sale of real estate and other, net (451,638) Write-off of straight-line rent and other 2,604 Debt refinancing and unutilized financing costs 8,816 Non-cash fair value adjustments (8,023) Income tax (B) 12,156
1Q 2022 Pro forma adjusted EBITDA $ 371,176 Annualization $ 1,484,704
Total debt at March 31, 2022 $ 10,117,989 Pro forma cash at March 31, 2022 (C) (495,155)
Pro forma net debt $ 9,622,834
Pro forma net debt / annualized adjusted EBITDA 6.5x
(A) Reflects our binding commitments on leasing five facilities in Utah to a new tenant, as well as other mid-quarter investments and property sales, such as the Steward Massachusetts partnership.
(B) Includes our share of interest, real estate depreciation and income tax expense from unconsolidated joint ventures.
(C) Represents cash at March 31, 2022 adjusted for costs funded on development and other capital projects not yet generating revenue.
Investors and analysts following the real estate industry utilize net debt (debt less cash) to EBITDA (net income before interest expense, income taxes, depreciation and amortization) as a measurement of leverage that shows how many years it would take for us to pay back our debt, assuming net debt and EBITDA are held constant. The table above considers the pro forma effects on net debt and EBITDA from investments and capital transactions that were either completed during the period or disclosed as firm commitments, assuming such transactions were consummated/fully funded as of the beginning of the period. In addition, we show EBITDA adjusted to exclude share-based compensation, gains or losses on real estate and other dispositions, debt refinancing or similar charges, and impairment or other non-cash charges to derive Pro forma Annualized Adjusted EBITDA, which is a non-GAAP measure. We believe Pro forma Net Debt and Pro forma Annualized Adjusted EBITDA are useful to investors and analysts as they allow for a more current view of our credit quality and allow for the comparison of our credit strength between periods and to other real estate companies without the effect of items that by their nature are not comparable from period to period.
MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2022 8

PORTFOLIO INFORMATION
PRO FORMA LEASE AND LOAN MATURITY SCHEDULE (A)
($ amounts in thousands)
(B) (C) (D) Percentage of Total Years of Maturities Total Properties Base Rent/Interest Base Rent/Interest
2022 11 $ 47,372 3.5% 2023 5 15,341 1.1% 2024 1 2,731 0.2% 2025 6 18,226 1.4% 2026 4 2,333 0.2% 2027 1 3,346 0.2% 2028 4 5,779 0.4% 2029 6 16,219 1.2% 2030 11 6,048 0.4% 2031 4 4,211 0.3% Thereafter 380 1,228,401 91.1%
433 $ 1,350,007 100.0%
Percentage of total base rent/interest
100%
91.1% 90% 80% 70% 60% 50% 40% 30% 20% 10% 3.5%
1.1% 0.2% 1.4% 0.2% 0.2% 0.4% 1.2% 0.4% 0.3% 0%
(A) Schedule includes leases and mortgage loans.
(B) Lease/Loan expiration is based on the fixed term of the lease/loan and does not factor in potential renewal options provided for in our agreements.
(C) Reflects all properties, including those that are part of joint ventures except vacant properties representing less than 1% of total pro forma gross assets and facilities that are under development.
(D) Represents base rent/interest income on an annualized basis as of period end but does not include tenant recoveries, additional rents and other lease-related adjustments to revenue (i.e., straight-line rents and deferred revenues).
MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2022 9

PORTFOLIO INFORMATION

TOTAL PRO FORMA GROSS ASSETS AND ADJUSTED REVENUE BY ASSET TYPE

(March 31, 2022)

($ amounts in thousands)

	Pro Forma			Adjusted	
Asset Types	Properties	Total Gross Assets (A)	Percentage of Total Gross Assets	Q1 2022 Revenue (B)	Percentage of Q1 2022 Revenue
General Acute Care Hospitals	208	$ 15,991,573	71.9%	$ 334,858	75.3%
Behavioral Health Facilities	60	2,610,577	11.8%	50,897	11.4%
Inpatient Rehabilitation Hospitals	111	2,018,521	9.1%	45,043	10.1%
Long-Term Acute Care Hospitals	20	337,963	1.5%	8,302	1.9%
Freestanding ER/Urgent Care Facilities	41	248,272	1.1%	5,676	1.3%
Other	-	1,028,068	4.6%	-	-
Total	440	$ 22,234,974	100.0%	$ 444,776	100.0%

TOTAL PRO FORMA GROSS ASSETS BY ASSET TYPE



72%
12%
9%
1%
1%
5%
General Acute Care Hospitals
Behavioral Health Facilities
Inpatient Rehabilitation Hospitals
Long-Term Acute Care Hospitals
Freestanding ER/Urgent Care Facilities
Other

TOTAL ADJUSTED REVENUE BY ASSET TYPE



75%
12%
10%
2%
1%

DOMESTIC PRO FORMA GROSS ASSETS BY ASSET TYPE



75%
9%
6%
3%
2%
5%
General Acute Care Hospitals
Behavioral Health Facilities
Inpatient Rehabilitation Hospitals
Long-Term Acute Care Hospitals
Freestanding ER/Urgent Care Facilities
Other

DOMESTIC ADJUSTED REVENUE BY ASSET TYPE



80%
8%
7%
3%
2%

(A) Includes gross real estate assets, other loans, equity investments, and pro rata portion of gross assets in joint venture arrangements, assuming material real estate commitments on new investments are fully funded. See press release dated April 28, 2022 for reconciliation of total assets to total pro forma gross assets at March 31, 2022.
(B) Reflects actual revenues on our consolidated statement of income along with revenue from properties owned through our unconsolidated joint venture arrangements. See press release dated April 28, 2022 for a reconciliation of actual revenues to adjusted revenues.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2022 10

PORTFOLIO INFORMATION

TOTAL PRO FORMA GROSS ASSETS - LARGEST INDIVIDUAL FACILITY

(March 31, 2022)

Operators	Percentage of Total Gross Assets - Largest Individual Facility
HCA Healthcare	2.5%
Steward Health Care	2.0%
Prospect Medical Holdings	1.1%
Circle Health	1.0%
Swiss Medical Network	0.9%
48 operators	1.3%

Largest Individual Facility Investment is Less Than 3% of MPT Investment Portfolio

COMPREHENSIVE PROPERTY-LEVEL UNDERWRITING FRAMEWORK

While MPT seeks to align with proven operators with successful track records and demonstrated market leadership, individual facilities are discrete transactions regardless of portfolio size or related master lease and/or cross-default provisions

- *Is this hospital truly needed in this local market?*
- *Would the community suffer were this hospital not here?*
- *Are hospital relationships with admitting local physicians deep, time-tested, and sustainable?*
- *Is referral network sufficiently diversified by both practice and specialty?*
- *Would the facility be attractive to multiple identified high-quality replacement operators in the rare event a tenant must be replaced?*
- *Could the operator potentially be replaced at equal or more favorable (to MPT) terms?*

TOTAL PRO FORMA GROSS ASSETS AND ADJUSTED REVENUE BY OPERATOR

(March 31, 2022)

($ amounts in thousands)

	Pro Forma			Adjusted	
Operators	Properties	Total Gross Assets (A)	Percentage of Total Gross Assets	Q1 2022 Revenue (B)	Percentage of Q1 2022 Revenue
Steward Health Care	34				
Florida market		$ 1,337,192	6.0%	$ 25,304	5.7%
Massachusetts market		1,173,852	5.3%	35,818	8.0%
Texas/Arkansas/Louisiana market		983,344	4.4%	18,612	4.2%
Arizona market		338,873	1.5%	8,532	1.9%
Ohio/Pennsylvania market		141,615	0.7%	3,565	0.8%
Utah market		-	-	32,763	7.4%
Circle Health	36	2,408,716	10.8%	51,212	11.5%
Prospect Medical Holdings	14	1,639,588	7.4%	38,684	8.7%
Swiss Medical Network	17	1,299,524	5.8%	11,751	2.6%
HCA Healthcare	9	1,240,264	5.6%	355	0.1%
48 operators	330	10,643,938	47.9%	218,180	49.1%
Other	-	1,028,068	4.6%	-	-
Total	**440**	**$ 22,234,974**	**100.0%**	**$ 444,776**	**100.0%**

(A) Includes gross real estate assets, other loans, equity investments, and pro rata portion of gross assets in joint venture arrangements, assuming material real estate commitments on new investments are fully funded. See press release dated April 28, 2022 for reconciliation of total assets to total pro forma gross assets at March 31, 2022.

(B) Reflects actual revenues on our consolidated statement of income along with revenue from properties owned through our unconsolidated joint venture arrangements. See press release dated April 28, 2022 for a reconciliation of actual revenues to adjusted revenues.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2022

11

PORTFOLIO INFORMATION

TOTAL PRO FORMA GROSS ASSETS AND ADJUSTED REVENUE BY U.S. STATE AND COUNTRY

(March 31, 2022)

($ amounts in thousands)

	Pro Forma			Adjusted	
U.S. States and Other Countries	Properties	Total Gross Assets [(A)]	Percentage of Total Gross Assets	Q1 2022 Revenue [(B)]	Percentage of Q1 2022 Revenue
Texas	52	$ 1,995,890	9.0%	$ 34,844	7.8%
California	28	1,641,873	7.4%	41,291	9.3%
Florida	8	1,337,191	6.0%	25,305	5.7%
Utah	7	1,255,334	5.6%	33,768	7.6%
Massachusetts	10	1,179,252	5.3%	35,981	8.1%
27 Other States	124	5,141,829	23.1%	125,907	28.3%
Other	-	730,743	3.3%	-	-
United States	**229**	**$ 13,282,112**	**59.7%**	**$ 297,096**	**66.8%**
United Kingdom	81	$ 4,362,100	19.6%	$ 83,906	18.9%
Switzerland	17	1,299,524	5.9%	11,751	2.6%
Germany	82	1,222,002	5.5%	24,883	5.6%
Australia	11	986,926	4.4%	17,031	3.8%
Spain	3	258,343	1.2%	3,604	0.8%
Other Countries	17	526,642	2.4%	6,505	1.5%
Other	-	297,325	1.3%	-	-
International	**211**	**$ 8,952,862**	**40.3%**	**$ 147,680**	**33.2%**
Total	**440**	**$ 22,234,974**	**100.0%**	**$ 444,776**	**100.0%**

(A) Includes gross real estate assets, other loans, equity investments, and pro rata portion of gross assets in joint venture arrangements, assuming material real estate commitments on new investments are fully funded. See press release dated April 28, 2022 for reconciliation of total assets to total pro forma gross assets at March 31, 2022.
(B) Reflects actual revenues on our consolidated statement of income along with revenue from properties owned through our unconsolidated joint venture arrangements. See press release dated April 28, 2022 for a reconciliation of actual revenues to adjusted revenues.

TOTAL PRO FORMA GROSS ASSETS BY COUNTRY



60%
20%
6%
6%
4%
1%
2%
1%
United States
United Kingdom
Switzerland
Germany
Australia
Spain
Other Countries
Other

TOTAL ADJUSTED REVENUE BY COUNTRY



67%
19%
3%
5%
4%
1%
1%

PRO FORMA GROSS ASSETS BY U.S. STATE



9%
8%
6%
6%
5%
23%
3%
Texas
California
Florida
Utah
Massachusetts
27 Other States
Other

ADJUSTED REVENUE BY U.S. STATE



8%
9%
6%
8%
8%
28%

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2022 12

PORTFOLIO INFORMATION

TOTAL PORTFOLIO TTM EBITDARM[(A)(B)] RENT COVERAGE INCLUSIVE OF CARES ACT GRANTS

YOY AND SEQUENTIAL QUARTER COMPARISONS BY PROPERTY TYPE



5
4
3
2
1
0
2.1x
2.9x
3.0x
2.9x
2.0x
2.0x
2.1x
2.0x
1.6x
1.8x
2.0x
1.8x
2.9x
3.2x
3.2x
3.2x
2.1x
2.7x
2.8x
2.7x
General Acute Care Hospitals
Inpatient Rehabilitation Facilities
Behavioral Health Facilities
Long-Term Acute Care Hospitals
Total Portfolio
Q4 2020 (YoY)
Q4 2021 (YoY)
Q3 2021 (QoQ)
Q4 2021 (QoQ)

EBITDARM RENT COVERAGE: OPERATORS WITH PROPERTY-LEVEL REPORTING

Tenant	Investment (in thousands)	Primary Property Type	TTM EBITDARM Rent Coverage[(A)]	Investment as a Percentage of Total Gross Assets
Steward Health Care	$ 4,270,864	General Acute	2.8x	19.2%
MEDIAN	$ 1,132,887	IRF	1.9x	5.1%
Prime Healthcare	$ 1,006,772	General Acute	5.2x	4.5%
Priory Group	$ 939,387	Behavioral Health	1.8x	4.2%
Springstone	$ 803,843	Behavioral Health	1.5x	3.6%
LifePoint Health	$ 658,084	General Acute	2.7x	3.0%
Prospect Medical Holdings[(C)]	$ 592,572	General Acute	1.9x	2.7%
Ernest Health	$ 520,044	IRF/LTACH	2.9x	2.3%
ScionHealth	$ 454,743	General Acute/LTACH	2.1x	2.0%
Vibra Healthcare	$ 272,846	IRF/LTACH	2.5x	1.2%
Aspris Children's Services	$ 264,318	Behavioral Health	2.1x	1.2%
Pipeline Health System	$ 218,324	General Acute	2.6x	1.0%
Surgery Partners	$ 196,050	General Acute	6.9x	0.9%
HM Hospitales	$ 171,982	General Acute	3.3x	0.8%
Other Reporting Tenants	$ 724,256	Various	3.3x	3.3%
Total	$ 12,226,972		3.0x	55.0%

Tenant	Investment (in thousands)	Primary Property Type	TTM EBITDARM Rent Coverage[(A)]	Investment as a Percentage of Total Gross Assets
International Operator 1	$ 2,403,905	General Acute	2.4x	10.8%
International Operator 2	$ 986,926	General Acute	2.0x	4.4%
Total	$ 3,390,831		2.3x	15.2%

Above data represents 88% of MPT Total Real Estate Investment

PROPERTY-LEVEL REPORTING NOT REQUIRED OR UNAVAILABLE

Tenant	Investment (in thousands)	Primary Property Type	Comments	Investment as a Percentage of Total Gross Assets
Swiss Medical Network	$ 1,066,064	General Acute	2021 AEVIS Hospital Segment 1.92x EBITDARM lease coverage	4.8%
Ramsay Health Care UK	$ 460,048	General Acute	One of largest health care operators in the world; Parent guaranty; Investment grade-rated	2.1%
Saint Luke's - Kansas City	$ 145,648	General Acute	Investment grade-rated	0.7%
NHS	$ 106,165	General Acute	Single-payor government entity in UK; Investment grade-rated	0.5%
Dignity Health	$ 51,357	General Acute	Part of CommonSpirit; Parent guaranty; Investment grade-rated	0.2%
Community Health Systems	$ 41,443	General Acute	Publicly traded U.S. hospital operator with substantial operating history	0.2%
McLeod Health	$ 37,824	General Acute	Parent guaranty	0.2%
Jose de Mello - CUF	$ 33,954	General Acute	Largest private hospital system in Portugal with 18 facilities and 75+ year operating history	0.1%
NeuroPsychiatric Hospitals	$ 28,509	Behavioral Health	Parent guaranty	0.1%
Other Tenants	$ 70,102	General Acute	N/A	0.3%
Total	$ 2,041,112			9.2%

Notes: All data presented is on a trailing twelve month basis. For properties acquired in the preceding twelve months, data is for the period between MPT acquisition and 12/31/2021.

(A) EBITDARM is earnings before interest, taxes, depreciation, amortization, rent and management fees. EBITDARM does not reflect historical cash expenditures or future cash requirements for facility capital expenditures or contractual commitments. In addition, EBITDARM does not represent property net income or cash flows from operations and should not be considered an alternative to those indicators. EBITDARM figures utilized in calculating coverages presented are based on financial information provided by MPT's tenants. MPT has not independently verified this information [but has no reason to believe this information is inaccurate in any material respect]. TTM Coverages calculated based on actual, unadjusted EBITDARM results as presented in tenant financial reporting and cash rent paid to MPT, except as noted below.
- Total CARES Act Grants received by tenants during the period between March 2020 and June 2021 have been spread evenly by quarter from Q2 2020 through Q2 2021. Any additional grants received after June 2021 are included in the quarter that they were recorded by the tenant.
- Prospect EBITDARM adjusted to exclude out-of-period California Provider Fee income in March 2020 and spread evenly to the period from July 2019 to March 2020.
- Steward EBITDARM adjusted for one-time out-of-period legal settlement in July 2020.
- LifePoint EBITDARM adjusted for one-time out-of-period legal settlement in June 2020.
(B) Total Master Lease, Cross Defaulted and/or with Parent Guaranty coverage includes Prospect's Pennsylvania and Connecticut facilities which are classified by Prospect as held for sale as part of publicly announced agreements executed by Prospect to sell assets.
(C) Prospect coverage excludes Pennsylvania and Connecticut facilities classified by Prospect as held for sale as part of publicly announced agreements executed by Prospect to sell the assets.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2022 13

PORTFOLIO INFORMATION
SUMMARY OF COMPLETED INVESTMENTS
(For the three months ended March 31, 2022)
(Amounts in thousands)
Operator Location Investment (A) Commencement Date Investment/ Development
Priory Group U.K. $ 131,105 2/16/2022 Investment Ernest Health California 47,929 3/1/2022 Development Pihlajalinna Finland 194,234 3/11/2022 Investment
$ 373,268
SUMMARY OF CURRENT DEVELOPMENT PROJECTS AS OF MARCH 31, 2022
(Amounts in thousands)

Costs Incurred as of Estimated Commencement Operator Location Commitment 3/31/2022 Date

Ernest Health California $ 47,700 $ 37,104 Q3 2022 Steward Health Care Texas 169,408 56,890 Q2 2024
$ 217,108 $ 93,994
(A) Excludes transaction costs, such as real estate transfer and other taxes. Amount assumes exchange rate as of the investment date.
MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2022 14

FINANCIAL STATEMENTS
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)
(Amounts in thousands, except per share data)
For the Three Months Ended
March 31, 2022 March 31, 2021 REVENUES
Rent billed $ 263,402 $ 213,344 Straight-line rent 61,044 54,873 Income from financing leases 51,776 50,894 Interest and other income 33,578 43,654 Total revenues 409,800 362,765
EXPENSES
Interest 91,183 86,972 Real estate depreciation and amortization 85,316 75,642 Property-related (A) 8,598 5,453 General and administrative 41,424 36,073 Total expenses 226,521 204,140
OTHER INCOME (EXPENSE)
Gain on sale of real estate and other, net 451,638 989 Earnings from equity interests 7,338 7,101 Debt refinancing and unutilized financing costs (8,816) (2,269) Other (including fair value adjustments on securities) 9,887 7,794 Total other income 460,047 13,615
Income before income tax 643,326 172,240 Income tax expense (11,379) (8,360)
Net income 631,947 163,880
Net income attributable to non-controlling interests (266) (97)
Net income attributable to MPT common stockholders $ 631,681 $ 163,783
EARNINGS PER COMMON SHARE—BASIC AND DILUTED
Net income attributable to MPT common stockholders $ 1.05 $ 0.28

WEIGHTED AVERAGE SHARES OUTSTANDING—BASIC 598,676 576,240 WEIGHTED AVERAGE SHARES OUTSTANDING—DILUTED 598,932 577,541 $ -DIVIDENDS DECLARED PER COMMON SHARE $ 0.29 $ 0.28

(A) Includes $6.3 million and $3.5 million of ground lease and other expenses (such as property taxes and insurance) paid directly by us and reimbursed by our tenants for the three months ended March 31, 2022 and 2021, respectively.
MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2022 15

FINANCIAL STATEMENTS
CONSOLIDATED BALANCE SHEETS
(Amounts in thousands, except per share data)
March 31, 2022 December 31, 2021
(Unaudited) (A) ASSETS
Real estate assets
Land, buildings and improvements, intangible lease assets, and other $ 14,029,059 $ 14,062,722 Investment in financing leases 2,063,227 2,053,327 Real estate held for sale — 1,096,505 Mortgage loans 224,281 213,211
Gross investment in real estate assets 16,316,567 17,425,765
Accumulated depreciation and amortization (1,054,361) (993,100)
Net investment in real estate assets 15,262,206 16,432,665
Cash and cash equivalents 248,846 459,227 Interest and rent receivables 65,933 56,229 Straight-line rent receivables 660,421 728,522 Investments in unconsolidated real estate joint ventures 1,534,514 1,152,927 Investments in unconsolidated operating entities 1,455,842 1,289,434 Other loans 66,963 67,317 Other assets 523,109 333,480
Total Assets $ 19,817,834 $ 20,519,801
LIABILITIES AND EQUITY Liabilities
Debt, net $ 10,117,989 $ 11,282,770 Accounts payable and accrued expenses 595,026 607,792 Deferred revenue 18,834 25,563 Obligations to tenants and other lease liabilities 166,626 158,005 Total Liabilities 10,898,475 12,074,130
Equity
Preferred stock, $0.001 par value. Authorized 10,000 shares; no shares outstanding — -Common stock, $0.001 par value. Authorized 750,000 shares; issued and outstanding —598,676 shares at March 31, 2022 and 596,748 shares at December 31, 2021 599 597 Additional paid-in capital 8,547,892 8,564,009 Retained earnings (deficit) 369,972 (87,691) Accumulated other comprehensive loss (5,010) (36,727) Total Medical Properties Trust, Inc. Stockholders’ Equity 8,913,453 8,440,188 Non-controlling interests 5,906 5,483
Total Equity 8,919,359 8,445,671
Total Liabilities and Equity $ 19,817,834 $ 20,519,801
(A) Financials have been derived from the prior year audited financial statements.
MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2022 16

FINANCIAL STATEMENTS

INVESTMENTS IN UNCONSOLIDATED REAL ESTATE JOINT VENTURES

(Amounts in thousands)

REAL ESTATE JOINT VENTURE FRAMEWORK

MPT seeks to partner with institutional investors that share a similar view that hospital real estate is a necessary infrastructure-type asset in communities.

- *Underlying real estate and leases are structured similar to the rest of our portfolio - the risk profile is the same as our 100%-owned real estate investments.*
- *Returns are comparable to our other triple net leased healthcare assets.*
- *Joint venture partnerships unlock the value of previously 100%-owned real estate.*
- *Partnering with local investors provide opportunities for entry into new markets with new operators.*
- *Opportunity to generate low-cost capital.*
- *Building relationships with new partners may lead to future acquisition opportunities.*

Operator	Investment as of 3/31/2022	Ownership Interest	Structure
Swiss Medical Network	$ 473,235	70%	Represents ownership in Infracore, which owns and leases all 17 Switzerland facilities.
Steward Health Care	400,367	50%	Represents ownership in eight Massachusetts hospital facilities that are fully leased pursuant to a master lease.
MEDIAN	505,883	50%	Represents ownership in 71 German facilities that are fully leased.
Policlinico di Monza	93,833	50%	Represents ownership in eight Italian facilities that are fully leased.
HM Hospitales	61,196	45%	Represents ownership in two Spanish facilities that are fully leased.
Total	$ 1,534,514		

INVESTMENTS IN UNCONSOLIDATED REAL ESTATE JOINT VENTURES AS A PERCENTAGE OF TOTAL ASSETS


8%
92%

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2022 17

FINANCIAL STATEMENTS

INVESTMENTS IN UNCONSOLIDATED OPERATING ENTITIES

(Amounts in thousands)

OPERATING ENTITY INVESTMENT FRAMEWORK

MPT's hospital expertise and comprehensive underwriting process allows for opportunistic investments in hospital operations.

- *Passive investments are typically made in conjunction with larger real estate transactions.*
- *Operators are vetted as part of our overall underwriting process.*
- *Potential for outsized returns and organic growth.*
- *Certain of these investments entitle us to customary minority rights and protections*
- *No additional operating loss exposure beyond our investment.*
- *Proven track record of successful investments, including Ernest Health and Capella Healthcare.*

Operator	Investment as of 3/31/2022	Ownership Interest	Structure
Steward Health Care	$ 363,236	N/A	Loan, for which proceeds were paid to Steward's former private equity sponsor, is secured by the equity of Steward and provides for an initial 4% cash return along with possible outsized return based on the increase in value of Steward.
International Joint Venture	231,403	49.0%	Includes our 49% equity ownership interest and a loan made for the purpose of investing in select international hospital operations. The loan carries a 7.5% interest rate and is secured by the remaining equity of the international joint venture and guaranteed by the other equity owner.
Springstone	192,958	49.0%	With the 2021 acquisition of 18 behavioral facilities, we made a 49% equity investment and a loan, proceeds of which were paid to the former owners of the Springstone operating entity. The loan carries an 8% interest rate and is secured by the remaining equity of the other equity owner.
Priory	167,478	9.9%	As part of our 2021 acquisition of 35 facilities, we made a 9.9% passive equity investment and a loan, proceeds of which were paid to the former owner. The loan carries a variable interest rate.
Swiss Medical Network	157,431	10.0%	Includes our passive equity ownership interest, along with a CHF 45 million loan as part of a syndicated loan facility.
Steward Health Care	139,000	9.9%	Includes our passive equity ownership interest. Proceeds from our investment were paid directly to Steward's former private equity sponsor and other shareholders.
Prospect Medical Holdings	112,319	N/A	Loan originated in connection with the overall $1.55 billion acquisition of 14 facilities, proceeds of which were paid to the prior owner. The loan carries an interest rate of 8% and matures in 2026. The loan is secured and cross-defaulted with real estate and guaranteed by Parent.
Aevis	76,029	4.6%	Includes our passive equity ownership interest in Aevis, a public healthcare investment company. Our original investment of CHF 47 million is marked-to-market quarterly.
Aspris	15,988	9.9%	Includes our passive equity ownership interest in Aspris, a recent spin-off of Priory's education and children's services line of business.
Total	$ 1,455,842		

INVESTMENTS IN UNCONSOLIDATED OPERATING ENTITIES AS A PERCENTAGE OF TOTAL ASSETS


7%
93%

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2022 18

FINANCIAL STATEMENTS

UNCONSOLIDATED REAL ESTATE JOINT VENTURE DETAILS

(As of and for the three months ended March 31, 2022)

(Unaudited)

($ amounts in thousands)

		MPT Pro Rata Interest				
Operators	MPT Weighted Average Interest	Total Gross Assets	Third-Party Net Debt	Shareholder Loan	Total Revenues [(A)]	Property-Related Expenses [(A)]
HM Hospitales, MEDIAN, Policlinico di Monza, Swiss Medical Network, Steward Health Care	55%	$ 3,211,117	$ 1,311,596	$ 328,690	$ 34,976	$ 2,397

PRO RATA TOTAL GROSS ASSETS BY COUNTRY


3%
5%
33%
27%
32%
Switzerland
Germany
United States
Spain
Italy

PRO RATA TOTAL GROSS ASSETS BY PROPERTY TYPE


30%
70%
General Acute Care Hospitals
Inpatient Rehabilitation Hospitals

Income Statement Impact to MPT	Amounts	Financial Statement Location
Real estate joint venture income [(B)]	$ 7,338	Earnings from equity interests
Management fee revenue	$ 148	Interest and other income
Shareholder loan interest revenue	$ 4,232	Interest and other income

(A) The joint venture with Macquarie Asset Management, which we own a 50% interest, was formed on March 14, 2022. Includes revenue and expenses subsequent to the date of acquiring the interest.

(B) Includes $2.2 million of straight-line rent revenue, $14.0 million of depreciation and amortization expense, and $9.3 million of interest expense on third-party debt and shareholder loans.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q1 2022

19

1000 Urban Center Drive, Suite 501 Birmingham, AL 35242 (205) 969-3755 NYSE: MPW www.medicalpropertiestrust.com Contact: Drew Babin, Senior Managing Director of Corporate Communications (646) 884-9809 or dbabin@medicalpropertiestrust.com or Tim Berryman, Managing Director of Investor Relations (205) 397-8589 or tberryman@medicalpropertiestrust.com